June 30, 2000

AMERICAN CENTURY(reg.sm)
SEMIANNUAL REPORT

International Bond


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]


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[left margin]

INTERNATIONAL BOND
(BEGBX)
--------------------------

TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

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Our Message to You
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[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     U.S. investors with unhedged exposure to foreign bonds experienced difficult market conditions in the first half of 2000. Robust U.S. economic growth and rising interest rates continued to make the U.S. a focal point for overseas capital. As investors flocked to U.S. dollar-denominated assets, the dollar strengthened at the expense of other major currencies, such as Europe's unified currency--the euro--and the Japanese yen.

     Rising interest rates in Europe and foreign currency weakness (relative to the dollar) eroded the returns of foreign bonds for U.S. investors. Four short-term interest rate hikes by the European Central Bank also weighed on the overall performance of European bonds. Short-term Euroland bonds declined in value, though longer-term bonds held up fairly well as investors took comfort from the central bank's inflation-curtailing steps.

     Japanese bonds lagged too. The Bank of Japan's policy of near-zero interest rates led to a weak yen. That undermined the performance of Japanese bonds for U.S. investors who were converting bond returns into dollars.

     That environment helps explain why American Century International Bond declined during the first half of 2000. Our investment professionals review the period and the fund's performance in more detail beginning on page 3.

     We're proud to announce that American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. DALBAR commended us for meeting investors' needs with an attractive document that's easy to read and understand.

     We're also pleased to provide investors with two new investment tools. Fund Advisor,(1) an online advice engine, is designed to give impartial guidance in choosing the right no-load mutual funds to meet your financial goals.(2) And
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American Century investor newsletter provides more details on these tools.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                       Chief Executive Officer

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(2) American Century does not receive sales commissions or direct compensation for recommending any fund, although it may receive management, service, or other fees from funds recommended through Fund Advisor. These arrangements are described in Acumation Inc.'s Form ADV Part II.

[right margin]
                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
INTERNATIONAL BOND
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Bond Holdings
      by Country ..........................................................    6
   Schedule of Investments ................................................    7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    9
   Statement of Operations ................................................   10
   Statement of Changes
      in Net Assets .......................................................   11
   Notes to Financial
      Statements ..........................................................   12
   Financial Highlights ...................................................   15
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   17
   Background Information
      Investment Philosophy
         and Policies .....................................................   18
      Comparative Indices .................................................   18
      Lipper Rankings .....................................................   18
      The Fund's Subadvisor ...............................................   18
      Investment Team
         Leaders ..........................................................   18
   Glossary ...............................................................   19


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* U.S. dollar strength and rising interest rates in Europe undermined the performance of international bonds in the first half of 2000, leading to disappointing returns when converted to U.S. dollars.

* The robust economy kept capital flowing into the U.S. from overseas, helping the dollar remain the world's foremost currency at the expense of Europe's euro and Japan's yen, which fell around 4% and 3%, respectively.

* The European Central Bank hiked short-term interest rates four times to temper economic growth and stave off rising inflation.

* Short-term Euroland bonds were poor performers in that environment, though longer-term bonds held up fairly well.

* Since the Asian economic crisis in 1998, a recession and lack of consumer demand has led to deflation in Japan and a very low interest rate policy by the country's central bank. The result has been an ailing yen and low Japanese bond yields.

MANAGEMENT Q&A

* U.S. dollar strength and rising short-term interest rates in Europe translated into lackluster fund performance.

* About half of the fund's underperformance relative to its benchmark was due to fund expenses not incurred by the benchmark. (For more information on expenses and returns, see page 4.)

* International Bond tends to perform best when the U.S. dollar is weak relative to other major currencies, especially the euro, but that wasn't the case over the first six months of 2000.

* We kept the portfolio's Japanese bond holdings underweighted relative to the benchmark, expecting them to perform poorly. However, that strategy dampened returns slightly compared with the fund's benchmark as Japanese bonds held up fairly well.

* We concentrated our European position in government-backed bonds with maturities of two years or less and seven years or greater. That strategy helped mitigate losses as short-term bond yields rose, while long-term bond yields edged slightly lower.

* Going forward, high-quality European corporate bonds look attractive, so we may shift into that sector.

* For now, we will probably maintain a slightly higher exposure to European bonds, underexposure to Japanese bonds, and neutral exposure to other regions, relative to the fund's benchmark.

[left margin]

             INTERNATIONAL BOND(1)
                    (BEGBX)
    TOTAL RETURNS:            AS OF 6/30/00
       6 Months                      -2.45%(2)
       1 Year                        -2.64%
    INCEPTION DATE:                  1/7/92
    NET ASSETS:              $103.6 million(3)

(1)  Investor Class.

(2)  Not annualized.

(3)  Includes Investor and Advisor classes.

See Total Returns on page 4.

Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE OVERVIEW

     U.S. investors in international bonds didn't have much to celebrate during the first half of 2000, and for investors with unhedged currency exposure, returns were even more disappointing. European bonds generally suffered amid continued euro weakness and rising interest rates, while the Bank of Japan's zero-interest-rate policy and a weak yen weighed on the performance of Japanese bonds.

STRONG DOLLAR MEANS LOW RETURNS

     The robust economy kept capital flowing into the U.S. from overseas, helping the dollar remain the world's foremost currency.

     The dollar's gains came at the expense of Europe's euro and Japan's yen. With investors overseas eagerly trading in their local currencies for the greenbacks needed to buy American assets, the euro fell around 4% versus the dollar, while the yen declined roughly 3% (see the graphs at right).

     Three short-term interest rate hikes by the Federal Reserve also boosted the dollar's appeal as investors took comfort in the Fed's perceived inflation vigilance.

RISING EUROPEAN INTEREST RATES

     Short-term rates also rose in Europe, where the European Central Bank (ECB) hiked rates four times to temper economic growth and stave off rising inflation.

     European economic growth accelerated to a surprising 3.8% (annualized) pace during the first three months of 2000, thanks largely to increased demand for European exports. The weak euro made European goods less expensive and therefore more attractive to overseas consumers. As growth in the region surged, so too did prices--by June, inflation had exceeded the ECB's 2% annualized growth limit.

     Short-term Euroland bonds were poor performers in that environment, though longer-term bonds held up fairly well. Two-year Euroland bond yields rose 75 basis points, or three-quarters of a percent. However, 10-year Euroland bond yields fell 15 basis points as investors took comfort from the fact that the ECB was curtailing future inflation.

     Overall, though, European bonds generally posted negative returns when translated into U.S. currency.

JAPAN'S QUANDARY

     Unlike the central banks in the U.S. and Euroland, Japan's central bank held its short-term rate target at close to zero percent. Since the Asian economic crisis in 1998, a recession and lack of consumer demand has led to deflation in Japan and a very low interest rate policy by the country's central bank.

     The result has been an ailing yen and low bond yields. Ten-year Japanese bond yields, for example, hovered between 1.6% and 1.8% over the six months, translating into lackluster dollar-converted returns.

[right margin]

"THE ROBUST ECONOMY KEPT CAPITAL FLOWING INTO THE U.S. FROM OVERSEAS, HELPING THE DOLLAR REMAIN THE WORLD'S FOREMOST CURRENCY."

[line graph - data below]

EURO'S VALUE IN DOLLARS
12/31/1999           $1.00
1/31/2000            $0.98
2/29/2000            $0.96
3/31/2000            $0.96
4/28/2000            $0.91
5/31/2000            $0.93
6/30/2000            $0.96

[line graph - data below]

YEN'S VALUE IN DOLLARS
12/31/1999           $0.0098
1/31/2000            $0.0093
2/29/2000            $0.0091
3/31/2000            $0.0097
4/28/2000            $0.0093
5/31/2000            $0.0093
6/29/2000            $0.0095

Source: FactSet


                                                www.americancentury.com      3


International Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF JUNE 30, 2000

                           INVESTOR CLASS (INCEPTION 1/7/92)               ADVISOR CLASS (INCEPTION 10/27/98)
             INTERNATIONAL     FUND       INTERNATIONAL INCOME FUNDS(2)        INTERNATIONAL     FUND
                 BOND        BENCHMARK   AVERAGE RETURN   FUND'S RANKING            BOND       BENCHMARK
=================================================================================================================
6 MONTHS(1)     -2.45%        -1.59%         -0.85%            --                  -2.51%       -1.59%
1 YEAR          -2.64%        -1.18%          0.45%       46 OUT OF 58             -2.88%       -1.18%
=================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          1.46%         2.28%          2.44%       31 OUT OF 48               --           --
5 YEARS          1.90%         2.54%          3.89%       23 OUT OF 33               --           --
LIFE OF FUND     5.39%        5.50%(3)       5.64%(4)     5 OUT OF 10(4)           -6.73%      -5.94%(5)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 12/31/91, the date nearest the class's inception for which data are available.

(4) Since 1/31/92, the date nearest the class's inception for which data are available.

(5) Since 10/31/98, the date nearest the class's inception for which data are available.

See pages 17-19 for information about share classes, the fund's benchmark, returns, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND Value on 6/30/00 Fund Benchmark $15,764 International Bond $15,600

                International Bond      Fund Benchmark
DATE                  VALUE                  VALUE
1/7/1992             $10,000                $10,000
3/31/1992             $9,736                 $9,386
6/30/1992            $10,731                $10,391
9/30/1992            $11,502                $11,050
12/31/1992           $10,708                $10,120
3/31/1993            $11,179                $10,610
6/30/1993            $11,115                $10,548
9/30/1993            $11,992                $11,218
12/31/1993           $11,971                $11,200
3/31/1994            $11,871                $11,317
6/30/1994            $11,971                $11,528
9/30/1994            $12,050                $11,749
12/31/1994           $12,153                $11,863
3/31/1995            $13,834                $13,543
6/30/1995            $14,202                $13,906
9/30/1995            $14,394                $14,188
12/31/1995           $15,118                $14,906
3/31/1996            $14,834                $14,633
6/30/1996            $14,881                $14,700
9/30/1996            $15,492                $15,256
12/31/1996           $16,082                $15,798
3/31/1997            $14,990                $14,759
6/30/1997            $14,936                $14,735
9/30/1997            $15,100                $14,833
12/31/1997           $15,136                $14,957
3/31/1998            $15,258                $15,056
6/30/1998            $15,593                $15,424
9/30/1998            $17,213                $17,012
12/31/1998           $17,840                $17,722
3/31/1999            $16,794                $16,763
6/30/1999            $16,022                $15,952
9/30/1999            $16,507                $16,566
12/31/1999           $15,992                $16,018
3/31/2000            $15,661                $15,784
6/30/2000            $15,600                $15,764

$10,000 investment made 1/7/92

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The fund's benchmark is provided for comparison in each graph. From the fund's inception to December 31, 1997, the benchmark was the J.P. Morgan ECU-Weighted European Index. Since January 1, 1998 the benchmark has been the J.P. Morgan Global Traded Bond Index (excluding the U.S. and with Japan weighted at 15%). International Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the benchmark do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED JUNE 30)

            International Bond     Fund Benchmark
DATE              RETURN              RETURN
6/30/92*           7.31%               3.91%
6/30/93            3.57%               1.51%
6/30/94            7.71%               9.29%
6/30/95           18.63%              20.63%
6/30/96            4.78%               5.71%
6/30/97            0.28%               0.18%
6/30/98            4.40%               4.68%
6/30/99            2.76%               3.42%
6/30/00           -2.64%              -1.18%

* From 1/7/92 (the fund's inception date) to 6/30/92.


4      1-800-345-2021


International Bond--Q&A
--------------------------------------------------------------------------------
[photo of David M. Gibbon]

     An interview with David M. Gibbon, a portfolio manager on the International Bond fund investment team.

HOW DID INTERNATIONAL BOND PERFORM DURING THE FIRST HALF OF 2000?

     U.S. dollar strength and rising short-term interest rates in Europe translated into lackluster fund performance. International Bond's -2.45% return trailed the -1.59% return of its benchmark, the J.P. Morgan Global Traded Government Bond Index.* (See the previous page for other fund performance comparisons.)

     About half of the performance disparity can be attributed to fund expenses, which were an annualized 0.85% at the end of June. The portfolio's underweight in Japan also dampened performance when compared with the returns of the index.

YOU MENTIONED THAT THE U.S. DOLLAR'S STRENGTH REDUCED INTERNATIONAL BOND'S RETURNS. HOW?

     Since foreign bond returns are ultimately converted into U.S. dollars, foreign currency exposure can be a double-edged sword. When overseas currencies weaken--as they did during the first half of 2000 (see page 3)--they are worth fewer dollars, thus reducing International Bond's dollar-converted returns. So fund performance can be negative even when the bonds themselves may have produced positive returns in local currencies.

CAN'T YOU PROTECT THE PORTFOLIO AGAINST CURRENCY LOSSES?

     We can, by currency hedging, but that defeats the purpose of this fund. International Bond is designed to be a "pure play" on the international bond market and provide a measure of protection from U.S. dollar weakness.

     We make only limited use of currency hedging strategies for those reasons. But that also means that the currencies in which the portfolio's bonds are denominated impact International Bond's returns.

WHAT FACTORS LED YOU TO UNDERWEIGHT JAPANESE BONDS COMPARED WITH THE FUND'S BENCHMARK AND WHY DIDN'T THAT STRATEGY PAY OFF?

     Record levels of new bond issuance and the Bank of Japan's low interest rate policy have kept Japanese bond yields extremely low compared with bond yields in the U.S. and Europe. Expecting Japanese bonds to be subdued performers in that environment, we reduced the fund's holdings in the region.

     However, large personal deposits allowed Japanese banks to remain big purchasers of Japanese government bonds. And since most of the new government bond supply was quickly absorbed, longer-term bonds in particular held up reasonably well as yields stayed in a fairly narrow range.

     So even though we focused on longer-maturity bonds in the region, the portfolio's overall underweighting relative to the benchmark dampened performance.

LET'S TALK ABOUT THE PORTFOLIO'S EUROPEAN POSITION. WHAT STRATEGIES DID YOU EMPLOY THERE?

     First, we concentrated the portfolio in bonds with maturities of two years or less and in bonds with maturities of seven years or more. The relationship

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"U.S. DOLLAR STRENGTH AND RISING SHORT-TERM INTEREST RATES IN EUROPE TRANSLATED INTO LACKLUSTER FUND PERFORMANCE."

PORTFOLIO AT A GLANCE
                              6/30/00       12/31/99
NUMBER OF SECURITIES            40            32
WEIGHTED AVERAGE
MATURITY                      8.5 YRS       6.6 YRS
AVERAGE DURATION              5.1 YRS       4.7 YRS
EXPENSE RATIO (FOR
  INVESTOR CLASS)               0.88%*       0.85%

* Annualized.

Investment terms are defined in the Glossary on pages 19-20.


                                                  www.americancentury.com      5


International Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

between bond yields and maturities can be looked at on a graph called a yield curve, and the difference in yields is referred to as the "spread."

     With short-term bond yields rising and longer-term bond yields edging slightly lower, the spread between longer- and shorter-term securities narrowed as the yield curve flattened. By employing a "barbell" structure (with holdings concentrated at the shorter and longer ends of the maturity spectrum, with little in between), the higher and more stable yields of the longer-term bonds helped to offset the losses experienced in the portfolio's shorter-term bonds.

     Second, we lengthened the portfolio's duration, a measure of sensitivity to interest rate fluctuations. The change reflected our expectations that European economic growth would slow moderately while inflation remains in check. That proved to be the case and drove up demand for long-term Euroland bonds.

WHAT OTHER STRATEGIES DID YOU FAVOR FOR YOUR EUROPEAN HOLDINGS?

     We also looked for opportunities for relative value within Euroland, specifically. In spite of European Economic and Monetary Union, not all Euroland bonds are equally easy to buy and sell. Bonds from "core" countries such as Germany and France are often more liquid, but they tend to yield a little less than bonds from "non-core" countries such as Italy or Spain.

     Early in the year, we focused on bonds from core Euroland countries. Toward the end of the second quarter, we shifted some of the portfolio into non-core bonds, because we thought their yields offered adequate compensation for their lower liquidity.

     In addition, we focused on adding government-backed bonds, rather than high-credit corporates. Corporate bond issuance was fairly heavy, while demand slackened some. At the same time, issuance of government-backed bonds stayed at relatively normal levels, as did demand. So government-backed bonds generally outperformed their corporate counterparts.

WHAT'S YOUR OUTLOOK FOR GLOBAL BONDS?

     Our outlook for European bonds is favorable. We wouldn't be surprised to see the European Central Bank raise short-term rates as much as 50 basis points before the year winds down, but that should help keep economic growth manageable and inflation in check. So longer-term bonds in the region should be reasonably good performers. The only real obstacle we foresee is if consumer demand heats up and creates a need for more aggressive rate hikes.

     We're less enthusiastic about prospects in Japan. The Bank of Japan (BOJ) appears to be ending its zero-interest-rate policy. However, an ill-timed rate increase could send the nation's economy back into recession. So the BOJ will need to carefully consider any rate increases.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     High-quality corporate bonds in Europe look attractive, so we may shift some of the portfolio into that sector. We also plan to maintain a slightly higher regional exposure to Europe relative to the benchmark.

     For now, we also plan to keep the portfolio underweight in Japanese bonds relative to the benchmark. We will probably maintain a fairly neutral exposure to other regions for the near term.

[left margin]

"IN SPITE OF EUROPEAN ECONOMIC AND MONETARY UNION, NOT ALL EUROLAND BONDS ARE EQUALLY EASY TO BUY AND SELL."

BOND HOLDINGS BY COUNTRY
                              % OF FUND INVESTMENTS
                                AS OF         AS OF
                               6/30/00       12/31/99
FRANCE                          22%             9%
GERMANY                         22%            25%
UNITED KINGDOM                  11%            13%
U. S. (INCLUDING
     TEMPORARY CASH
     INVESTMENTS)               11%             5%
SPAIN                            7%             4%
ITALY                            5%            13%
NETHERLANDS                      5%             5%
DENMARK                          5%             5%
SWEDEN                           4%             5%
BELGIUM                          4%             2%
CANADA                           3%             4%
JAPAN                            1%             7%
FINLAND                          --             3%


6       1-800-345-2021


International Bond--Schedule of Investments
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
GOVERNMENT BONDS -- 63.2%

BELGIUM -- 3.7%
EURO                      4,470,000  Kingdom of Belgium,
                                         3.75%, 3/28/09             $  3,754,378
                                                                    ------------
CANADA -- 2.9%
CAD                       2,430,000  Government of Canada,
                                         7.00%, 12/1/06                1,729,995
                         1,390,000 Government of Canada,
                                         8.00%, 6/1/27                 1,229,346
                                                                    ------------
                                                                       2,959,341
                                                                    ------------
DENMARK -- 4.6%
DKK                      19,600,000  Kingdom of Denmark,
                                         4.00%, 2/15/01                2,482,072
                         15,600,000 Kingdom of Denmark,
                                         8.00%, 3/15/06                2,212,621
                                                                    ------------
                                                                       4,694,693
                                                                    ------------
FRANCE -- 15.0%
EURO                     7,250,000   Government of France,
                                         4.50%, 7/12/02                6,827,005
                         1,700,000 Government of France,
                                         7.50%, 4/25/05                1,778,178
                           800,000   Government of France,
                                         5.50%, 4/25/07                  771,639
                         1,650,000 Government of France,
                                         8.50%, 12/26/12               2,009,293
                           810,000   Government of France,
                                         8.50%, 4/25/23                1,049,093
                         1,400,000 Government of France,
                                         5.50%, 4/25/29                1,331,499
                          1,600,000 Republic of France,
                                         3.50%, 7/12/04                1,441,804
                                                                    ------------
                                                                      15,208,511
                                                                    ------------
GERMANY -- 8.4%
EURO                     1,500,000   German Federal Republic,
                                         6.00%, 1/5/06                 1,491,126
                         3,891,246   German Federal Republic,
                                         6.00%, 7/4/07                 3,873,806
                           535,000   German Federal Republic,
                                         4.50%, 7/4/09                   485,351
                           950,000   German Federal Republic,
                                         6.25%, 1/4/24                   984,335
                         1,760,000   German Federal Republic,
                                         5.625%, 1/4/28                1,703,998
                                                                    ------------
                                                                       8,538,616
                                                                    ------------
ITALY -- 5.5%
EURO                     1,300,000   Republic of Italy, 4.00%,
                                         7/15/04                       1,186,440
                         2,160,000   Republic of Italy, 4.25%,
                                         11/1/09                       1,872,212
                         2,300,000   Republic of Italy, 7.25%,
                                         11/1/26                       2,577,689
                                                                    ------------
                                                                       5,636,341
                                                                    ------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
JAPAN -- 1.3%
JPY                    129,450,000   Government of  Japan,
                                         2.40%, 3/20/20             $  1,274,924
                                                                    ------------
NETHERLANDS -- 4.7%
EURO                     4,850,000   Kingdom of Netherlands,
                                         6.00%, 1/15/06                4,800,447
                                                                    ------------
SPAIN -- 3.9%
EURO                     1,572,007   Government of Spain,
                                         7.35%, 3/31/07                1,659,625
                         2,510,000 Government of Spain,
                                         5.15%, 7/30/09                2,341,364
                                                                    ------------
                                                                       4,000,989
                                                                    ------------
SWEDEN -- 4.5%
SEK                     29,350,000   Kingdom of Sweden,
                                         5.50%, 4/12/02                3,363,158
                          10,200,000 Kingdom of Sweden,
                                         6.50%, 5/5/08                 1,247,244
                                                                    ------------
                                                                       4,610,402
                                                                    ------------
UNITED KINGDOM -- 8.7%
GBP                      1,080,000   U.K. Treasury Bonds, 7.00%,
                                         11/6/01                       1,657,200
                         1,400,000   U.K. Treasury Bonds, 7.50%,
                                         12/7/06                       2,337,147
                         1,630,000   U.K. Treasury Bonds, 6.25%,
                                         11/25/10                      2,682,799
                         1,135,000   U.K. Treasury Bonds, 6.00%,
                                         12/7/28                       2,134,830
                                                                    ------------
                                                                       8,811,976
                                                                    ------------
TOTAL GOVERNMENT BONDS                                                64,290,618
                                                                    ------------
   (Cost $66,046,078)

CORPORATE BONDS -- 27.8%

FRANCE -- 6.9%
EURO                      3,620,000  Credit Local de France,
                                         6.00%, 9/24/01                3,484,399
                          3,550,000  Caisse d'Amortissement de
                                         la Dette Sociale, 6.00%,
                                         7/25/05                       3,468,260
                                                                    ------------
                                                                       6,952,659
                                                                    ------------
GERMANY -- 13.2%
EURO                     3,400,000   Allgemeine
                                         Hypothekenbank AG,
                                         3.75%, 10/15/04               3,033,448
                         1,850,000   Kreditanstalt Fuer
                                         Wiederaufbau, 5.50%,
                                         3/12/07                       1,763,902
                         2,730,000   Kreditanstalt Fuer
                                         Wiederaufbau, 5.25%,
                                         1/4/10                        2,522,375
                         2,680,000   Deutsche Ausgleichsbank,
                                         5.75%, 7/4/10                 2,562,575
                         4,100,000   Rheinische Hypothekenbank
                                         AG, 3.25%, 1/18/05            3,568,985
                                                                    ------------
                                                                      13,451,285
                                                                    ------------


See Notes to Financial Statements                www.americancentury.com      7


International Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
JUNE 30, 2000 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------
SPAIN -- 3.4%
EURO                     3,850,000   Instituto de Credito Oficial,
                                         3.875%, 7/30/04            $  3,475,046
                                                                    ------------
UNITED KINGDOM -- 2.6%
GBP                      1,600,000   European Investment Bank,
                                         7.625%, 12/7/07               2,587,328
                                                                    ------------
UNITED STATES -- 1.7%
EURO                     1,900,000   GMAC Swift Trust, Series
                                         1999-1, 5.00%, 1/18/05        1,755,730
                                                                    ------------
TOTAL CORPORATE BONDS                                                 28,222,048
                                                                    ------------
   (Cost $28,907,710)

TEMPORARY CASH INVESTMENTS -- 9.0%
USD                      3,000,000   Deutsche Bank CD, 6.62%,
                                         7/31/00                       2,999,994
                        2,000,000 Commerzbank AG, 6.56%,
                                         7/31/00                       2,000,000
                         4,100,000   Federal Home Loan Bank
                                         Discount Notes, 6.20%,
                                         7/3/00(1)                     4,098,581
                                                                    ------------
TOTAL TEMPORARY CASH INVESTMENTS                                       9,098,575
                                                                    ------------
   (Cost $9,098,581)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $101,611,241
                                                                    ============
   (Cost $104,052,369)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                             Settlement                            Unrealized
   Contracts to Sell            Dates              Value           Gain (Loss)
--------------------------------------------------------------------------------
    18,682,587     DKK         8/21/00           $2,395,924         $(32,834)
     3,989,290     EURO        8/21/00            3,820,813          (30,239)
       482,000     GBP         8/21/00              730,017          (11,383)
    23,280,961     SEK         8/21/00            2,649,921           33,980
                                              ----------------------------------
                                                 $9,596,675         $(40,476)
                                              ==================================
(Value on Settlement Date $9,556,199)

                             Settlement                            Unrealized
   Contracts to Buy             Dates              Value           Gain (Loss)
--------------------------------------------------------------------------------
     2,007,707     AUD         8/21/00           $1,201,703          $(4,026)
     3,448,257     CAD         8/21/00            2,332,802           (8,174)
       892,638     EURO        8/21/00              854,939           11,665
       758,212     GBP         8/21/00            1,148,358            1,539
 1,215,691,433     JPY         8/21/00           11,565,716         (139,171)
     6,783,968     SEK         8/21/00              772,175           (4,680)
                                              ----------------------------------
                                                $17,875,693        $(142,847)
                                              ==================================
(Value on Settlement Date $18,018,540)

Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

AUD = Australian Dollar

CAD = Canadian Dollar

DKK = Danish Krone

GBP = British Pound

JPY = Japanese Yen

SEK = Swedish Krona

(1) The rates for U.S. government agency discount notes are the yield to maturity at purchase.


8      1-800-345-2021                          See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

JUNE 30, 2000 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of
  $104,052,369) (Note 3) ................................         $ 101,611,241
Cash ....................................................               151,286
Foreign currency holdings,
  at value (identified
  cost $1,896,420) ......................................             1,922,263
Receivable for investments sold .........................             8,375,722
Receivable for forward foreign
  currency exchange contracts ...........................                47,184
Interest receivable .....................................             2,430,204
                                                                  -------------
                                                                    114,537,900
                                                                  -------------

LIABILITIES
Payable for investments purchased .......................            10,461,594
Payable for forward foreign
  currency exchange contracts ...........................               230,507
Payable for capital shares redeemed .....................               178,126
Accrued management fees (Note 2) ........................                70,610
Distribution and service
  fees payable (Note 2) .................................                   349
Payable for trustees' fees and expenses .................                 2,212
Accrued expenses and other liabilities ..................                 8,934
                                                                  -------------
                                                                     10,952,332
                                                                  -------------

Net Assets ..............................................         $ 103,585,568
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in .........................................         $ 117,070,394
Undistributed net investment income .....................                42,487
Accumulated net realized loss on
  investments and foreign
  currency transactions .................................           (10,950,469)
Net unrealized depreciation on
  investments and translation of
  assets and liabilities in
  foreign currencies (Note 3) ...........................            (2,576,844)
                                                                  -------------
                                                                  $ 103,585,568
                                                                  =============

Investor Class
Net assets ..............................................         $ 102,769,436
Shares outstanding ......................................            10,155,091
Net asset value per share ...............................         $       10.12

Advisor Class
Net assets ..............................................         $     816,132
Shares outstanding ......................................                80,725
Net asset value per share ...............................         $       10.11


See Notes to Financial Statements               www.americancentury.com      9


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest (net of foreign taxes
  withheld of $12,829) ...................................         $  2,448,558
                                                                   ------------
Expenses (Note 2):
Management fees ..........................................              445,506
Distribution fees ........................................                1,065
Service fees .............................................                1,065
Trustees' fees and expenses ..............................               15,156
                                                                   ------------
                                                                        462,792
                                                                   ------------

Net investment income ....................................            1,985,766
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
(NOTE 3) Net realized loss on:
Investments ..............................................           (2,038,405)
Foreign currency transactions ............................           (8,312,126)
                                                                   ------------
                                                                    (10,350,531)
                                                                   ------------

Change in net unrealized
  depreciation on:
Investments ..............................................            2,553,978
Translation of assets and liabilities
  in foreign currencies ..................................            3,165,853
                                                                   ------------
                                                                      5,719,831
                                                                   ------------

Net realized and unrealized loss on
  investments and foreign currency .......................           (4,630,700)
                                                                   ------------

Net Decrease in Net Assets
  Resulting from Operations ..............................         $ (2,644,934)
                                                                   ============


10     1-800-345-2021                        See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 1999

Decrease in Net Assets                                      2000             1999

OPERATIONS
Net investment income .............................   $   1,985,766    $   4,354,584
Net realized loss on investments and
  foreign currency transactions ...................     (10,350,531)      (4,306,086)
Change in net unrealized depreciation
  on investments and
  translation of assets and
  liabilities in foreign currencies ...............       5,719,831      (15,745,010)
                                                      -------------    -------------
Net decrease in net assets
  resulting from operations .......................      (2,644,934)     (15,696,512)
                                                      -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ..................................      (1,117,380)      (5,282,666)
  Advisor Class ...................................          (6,964)          (5,126)

From net realized gains on investment transactions:
  Investor Class ..................................        (638,604)            --
  Advisor Class ...................................          (5,102)            --

In excess of net realized gains on investments:
  Investor Class ..................................            --         (2,487,639)
  Advisor Class ...................................            --             (1,585)
                                                      -------------    -------------
Decrease in net assets from distributions .........      (1,768,050)      (7,777,016)
                                                      -------------    -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net decrease in net assets
  from capital share transactions .................      (5,696,420)     (20,276,787)
                                                      -------------    -------------

Net decrease in net assets ........................     (10,109,404)     (43,750,315)

NET ASSETS
Beginning of period ...............................     113,694,972      157,445,287
                                                      -------------    -------------
End of period .....................................   $ 103,585,568    $ 113,694,972
                                                      =============    =============

Accumulated undistributed
  net investment income (loss) ....................   $      42,487    $    (818,935)
                                                      =============    =============


See Notes to Financial Statements              www.americancentury.com      11


Notes to Financial Statements
--------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Bond Fund (the fund) is the sole fund issued by the trust. The fund is non-diversified under the 1940 Act. The fund's investment objective is to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate debt securities issued outside the United States. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the Investor Class and Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income less foreign taxes withheld (if any) is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. In addition, the fund may hold investments in forward foreign currency exchange contracts for purposes of gaining currency exposure in certain countries.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are expected to be declared and paid quarterly. Distributions from net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    For the two months ended December 31, 1999, the fund incurred net capital and currency losses of $2,028,833. The fund has elected to treat such losses as having been incurred in the following fiscal year.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is a distributor of the trust. Certain officers of FDI are also officers of the trust.


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from the agreement are brokerage commissions, taxes, interest, expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses. The fee is calculated daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.4925% to 0.6100% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is 0.2500% less at each point within the Complex Fee range. For the six months ended June 30, 2000, the effective annual Investor Class management fee was 0.86%.

    The Board of Trustees has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan for the six months ended June 30, 2000 were $2,130.

    ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment Management (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Trustees. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated, an equity investor in American Century Companies, Inc.

    Effective March 13, 2000, American Century Investment Services, Inc. (ACIS), became a distributor of the corporation.

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, ACIS, and the trust's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, totaled $139,074,864 and $143,170,686, respectively. On June 30, 2000, accumulated net unrealized depreciation was $2,801,514, based on the aggregate cost of investments for federal income tax purposes of $104,412,755, which consisted of unrealized appreciation of $793,375 and unrealized depreciation of $3,594,889.


                                                www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

JUNE 30, 2000 (UNAUDITED)

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    The trust has an unlimited number of shares authorized. Transactions in shares of the fund were as follows:

                                                     SHARES          AMOUNT
INVESTOR CLASS
Six months ended June 30, 2000
Sold .......................................        2,889,253      $ 29,350,273
Issued in reinvestment of distributions ....          158,913         1,617,481
Redeemed ...................................       (3,605,305)      (36,786,731)
                                                 ------------      ------------
Net decrease ...............................         (557,139)     $ (5,818,977)
                                                 ============      ============

Year ended December 31, 1999
Sold .......................................        6,237,612      $ 70,918,968
Issued in reinvestment of distributions ....          646,211         7,233,924
Redeemed ...................................       (8,824,153)      (99,153,043)
                                                 ------------      ------------
Net decrease ...............................       (1,940,330)     $(21,000,151)
                                                 ============      ============

ADVISOR CLASS
Six months ended June 30, 2000
Sold .......................................           24,767      $    254,984
Issued in reinvestment of distributions ....              968             9,835
Redeemed ...................................          (14,070)         (142,262)
                                                 ------------      ------------
Net increase ...............................           11,665      $    122,557
                                                 ============      ============

Year ended December 31, 1999
Sold .......................................           79,694      $    868,056
Issued in reinvestment of distributions ....              495             5,503
Redeemed ...................................          (13,844)         (150,195)
                                                 ------------      ------------
Net increase ...............................           66,345      $    723,364
                                                 ============      ============

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2000.


14      1-800-345-2021


International Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                                      Investor Class
                                            2000(1)           1999             1998             1997          1996          1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................$     10.55       $     12.44      $     10.92      $     11.79   $     11.95   $     10.36
                                       -----------       -----------      -----------      -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income ...............       0.20(2)           0.36(2)          0.47(2)          0.65          0.69          0.61
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ........................      (0.46)            (1.62)            1.47            (1.34)         0.03          1.88
                                       -----------       -----------      -----------      -----------   -----------   -----------
  Total From Investment Operations ....      (0.26)            (1.26)            1.94            (0.69)         0.72          2.49
                                       -----------       -----------      -----------      -----------   -----------   -----------
Distributions
  From Net Investment Income ..........      (0.11)            (0.43)           (0.17)           (0.04)        (0.71)        (0.90)
  In Excess of Net Investment Income ..       --                --               --               --           (0.02)         --
  From Net Realized Gains on
  Investment Transactions .............      (0.06)             --              (0.25)           (0.14)        (0.15)         --
  In Excess of Net Realized Gains
  on Investments ......................       --               (0.02)            --               --            --            --
                                       -----------       -----------      -----------      -----------   -----------   -----------
  Total Distributions .................      (0.17)            (0.63)           (0.42)           (0.18)        (0.88)        (0.90)
                                       -----------       -----------      -----------      -----------   -----------   -----------
Net Asset Value, End of Period ........$     10.12       $     10.55      $     12.44      $     10.92   $     11.79   $     11.95
                                       ===========       ===========      ===========      ===========   ===========   ===========
  Total Return(3) .....................      (2.45)%          (10.36)%          17.87%           (5.88)%        6.38%        24.40%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .................       0.88%(4)          0.85%            0.84%            0.84%         0.83%         0.82%
Ratio of Net Investment Income
to Average Net Assets .................       3.88%(4)          3.27%            4.11%            4.82%         5.48%         6.14%
Portfolio Turnover Rate ...............        143%              239%             322%             163%          242%          167%
Net Assets, End of Period
(in thousands) ........................$   102,769       $   112,968      $   157,412      $   165,731   $   252,456   $   252,247

(1)  Six months ended June 30, 2000 (unaudited).

(2)  Calculated using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements               www.americancentury.com      15


International Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)

                                                     Advisor Class
                                          2000(1)        1999        1998(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ... $ 10.52        $ 12.44     $ 12.50
                                         -------        -------     -------
Income From Investment Operations
  Net Investment Income(3) .............    0.18           0.45        0.08
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ....   (0.44)         (1.74)       0.19
                                         -------        -------     -------
  Total From Investment Operations .....   (0.26)         (1.29)       0.27
                                         -------        -------     -------
Distributions
  From Net Investment Income ...........   (0.09)         (0.43)      (0.17)
  From Net Realized Gains on
  Investment Transactions ..............   (0.06)          --         (0.16)
  In Excess of Net Realized
  Gains on Investments .................    --            (0.20)       --
                                         -------        -------     -------
  Total Distributions ..................   (0.15)         (0.63)      (0.33)
                                         -------        -------     -------
Net Asset Value, End of Period ......... $ 10.11        $ 10.52     $ 12.44
                                         =======        =======     =======
  Total Return(4) ......................   (2.51)%       (10.61)%      2.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ..................    1.13%(5)       1.10%       1.08%(5)
Ratio of Net Investment Income
to Average Net Assets ..................    3.63%(5)       3.02%       3.71%(5)
Portfolio Turnover Rate ................     143%           239%        322%
Net Assets, End of Period
  (in thousands) ....................... $   816        $   727     $    34

(1)  Six months ended June 30, 2000 (unaudited).

(2)  October 27, 1998 (commencement of sale) through December 31, 1998.

(3)  Calculated using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


16      1-800-345-2021                        See Notes to Financial Statements


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     INTERNATIONAL BOND seeks current income and capital appreciation by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the U.S. Under normal market conditions, the fund will invest at least 65% of its total assets in foreign government bonds, and it may invest up to 35% of its total assets in high-quality foreign corporate bonds. The fund typically maintains a weighted average maturity of 2-10 years.

     The fund normally remains fully invested in foreign bonds; however, the fund may invest up to 25% of its assets in U.S. securities when the U.S. dollar appears to be strengthening.

     International investing involves special risks, such as political instability and currency fluctuations. The fund is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The International Bond fund benchmark was the J.P. Morgan ECU-Weighted European Index from inception through December 1997. Since January 1998, the benchmark has been the J.P. Morgan Global Traded Government Bond Index.

     The J.P. MORGAN GLOBAL TRADED GOVERNMENT BOND INDEX (excluding the U.S. and with Japan weighted at 15%) consists of foreign bonds from 21 developed nations in North America, Europe, Asia, and Australia.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     Lipper's INTERNATIONAL INCOME FUNDS category consists of funds that invest in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries (excluding the U.S., except in periods of market weakness).

THE FUND'S SUBADVISOR

     J.P. MORGAN INVESTMENT MANAGEMENT, INC. (J.P. Morgan) is the subadvisor to the fund and makes the fund's day-to-day investment decisions. J.P. Morgan is a leading global financial services firm with over $280 billion in assets under management, primarily in pension funds, institutional accounts and private accounts. The subadvisor is a wholly owned subsidiary of J.P. Morgan & Co., Incorporated.

[left margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       DAVID M. GIBBON (J.P. MORGAN)
       DOMINIC PEGLER (J.P. MORGAN)
       DAVE SCHROEDER


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 15-16.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT -- a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* COUPON -- the stated interest rate of a security.

FOREIGN CURRENCY TERMS

* CURRENCY FLUCTUATIONS -- the movement of foreign currency values in relation to the U.S. dollar. Currency exchange rates come into play when foreign bond income, gains or losses are converted into U.S. dollars, as is required for fund pricing. Changing currency values may have a greater effect on the fund's return than changing foreign interest rates and bond prices. When the dollar's value declines compared to foreign currencies, U.S. investors receive higher foreign bond returns (foreign currencies buy more dollars). Conversely, when the dollar is stronger, U.S. investors generally receive lower returns (foreign currencies buy fewer dollars).

* CURRENCY HEDGING -- a strategy used to offset fluctuations in the value of a currency.

* FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.


                                                 www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


20      1-800-345-2021


[inside back cover]


===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Large Cap Value
Strategic Allocation --         Tax-Managed Value
   Moderate                     Income & Growth
Strategic Allocation --         Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

Veedot(reg.sm)                  Global Gold            Emerging Markets
New Opportunities               Technology             International Discovery
Giftrust(reg.tm)                Life Sciences          International Growth
Vista                                                  Global Growth
Heritage
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who we are

American Century offers investors more than 70 mutual funds that span the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, with a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have remained committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE
COMPANIES
1-800-345-6488

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES


0008                                  American Century Investment Services, Inc.
SH-SAN-21706                       (c)2000 American Century Services Corporation